Exhibit 10.30

CERTAIN INFORMATION IDENTIFIED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS (“[***]”), HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

SECOND AMENDMENT TO

RESEARCH FUNDING AND OPTION AGREEMENT

This Second Amendment to that certain Research Funding and Option Agreement (the “Second Amendment”) is entered into as of November 1st, 2024 (the “Second Amendment Effective Date”) by and between The Scripps Research Institute, a California nonprofit public benefit corporation located at 10550 North Torrey Pines Road, La Jolla, California 92037 (“TSRI”), and Xenetic Biosciences Inc., a for-profit entity with offices located at 945 Concord Street, Framingham, Massachusetts 01701 (“Sponsor”).

Recitals

Whereas, TSRI and Sponsor entered into that certain Research Funding and Option Agreement dated March 10, 2023, and that certain First Amendment dated June 1st, 2024, (together the “Agreement”);

Whereas, TSRI and Sponsor wish to amend the Agreement in the manner set forth in this Second Amendment.

Agreement

Now Therefore, in consideration of the mutual promises set forth, the parties hereto agree as follows:

1.	Term. The term of the Agreement shall be extended by twelve (12) months from the Second Amendment Effective Date.

2.	Payments. The following payments shall be added to Section 2.4(a):

13th payment: $65,000.00     Due: Second Amendment Effective Date

14th payment: $65,000.00     Due: 1 month after Second Amendment Effective Date

15th payment: $65,000.00     Due: 2 months after Second Amendment Effective Date

16th payment: $65,000.00     Due: 3 months after Second Amendment Effective Date

17th payment: $65,000.00     Due: 4 months after Second Amendment Effective Date

18th payment: $65,000.00     Due: 5 months after Second Amendment Effective Date

The Parties agree and understand that this Second Amendment provides for a total of six payments to TSRI by Sponsor and that no other payments shall be due during the twelve months term of this Agreement as set forth in the Statement of Work (“SOW”) attached hereto as Exhibit A.

3.	Full Force and Effect. Except as specifically amended by this Second Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

4.	Counterparts. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In Witness Whereof, the parties have executed this Second Amendment as of the Second Amendment Effective Date.

The Scripps Research Institute	Xenetic Biosciences Inc.

By: /s/ Will Marrs	By: /s/ Jim Parslow
Name: Will Marrs	Name: Jim Parslow
Title: Director of Licensing	Title: Chief Executive Officer

1

Exhibit A

Statement of Work

	Month	1	2	3	4	5	6	7	8	9	10	11	12
[***]
[***]
[***]

[***]
[***]
[***]

[***]
[***]
[***]

[***]
[***]
[***]

Payments		$65,000	$65,000	$65,000	$65,000	$65,000	$65,000	$0	$0	$0	$0	$0	$0

2